UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 18, 2015, Lindsay Corporation (the “Company”) entered into the Amended and Restated Revolving Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (the “Bank”), which was amended on February 28, 2017 (the “First Credit Amendment”), May 31, 2019 (the “Second Credit Amendment”), and August 26, 2021 (the "Third Credit Amendment") and which continues to provide for a $50 million unsecured revolving credit facility. Copies of the Credit Agreement, the First Credit Amendment, the Second Credit Amendment, and the Third Credit Amendment were filed as Exhibits 10.2, 10.1, 10.2, and 10.1, respectively, to the Current Reports on Form 8-K filed by the Company on February 20, 2015, March 1, 2017, June 5, 2019, and August 31, 2021, respectively.

On August 26, 2025, the Company and the Bank entered into the Fourth Amendment to the Credit Agreement (the “Fourth Credit Amendment”). The Fourth Credit Amendment, among other things, (i) extends the termination date of the unsecured revolving credit facility from August 26, 2026 to August 26, 2030 and (ii) expressly provides the Company with the right, without premium or penalty, to terminate or reduce the size of the unsecured revolving credit facility.

The Company also previously executed the Second Amended and Restated Line of Credit Note in favor of the Bank on August 26, 2021 (the “Line of Credit Note”). A copy of the Line of Credit Note was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on August 31, 2021. On August 26, 2025, the Company and the Bank entered into the First Modification to the Line of Credit Note to similarly extend the maturity date of the Line of Credit Note from August 26, 2026 to August 26, 2030.

The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the complete texts of the Fourth Credit Amendment and the First Modification to Second Amended and Restated Line of Credit Note, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

10.1 Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated August 26, 2025, by and between the Company and the Bank.

10.2 First Modification to Second Amended and Restated Line of Credit Note, dated August 26, 2025, by and between the Company and the Bank.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	August 27, 2025	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and Chief Financial Officer